Exhibit 99.1

Broadcom Limited Announces Expected Completion of Business Combination

Transaction Between Avago Technologies and Broadcom Corporation

Avago Scheme of Arrangement Completed — Broadcom Corporation Mergers to Close Today

Shares of Broadcom Limited to Begin Trading on NASDAQ

SINGAPORE – February 1, 2016 –Broadcom Limited (NASDAQ: AVGO) announced today that it has completed its acquisition of Avago Technologies Limited pursuant to a scheme of arrangement under Singapore law and that it will complete its acquisition of Broadcom Corporation this morning, subject to certain filings with the Office of the Secretary of State of California.

As previously announced, the last day of trading for ordinary shares of Avago (Ticker Symbol: AVGO; ISIN code: SG9999006241; CUSIP: Y0486S 104) and shares of Class A common stock of Broadcom Corporation (Ticker Symbol: BRCM) on the NASDAQ Global Select Market was Friday, January 29, 2016.

Ordinary shares of Broadcom Limited (Ticker Symbol: AVGO; ISIN code: SG9999014823; CUSIP: Y09827 109) will begin trading on the NASDAQ Global Select Market this morning.

Shareholders with questions should contact Georgeson Inc., the information agent for the transaction, at (888) 605-8334 or +1 (781) 575-2137 if calling from outside of the United States.

Broadcom Limited intends to file with the U.S. Securities and Exchange Commission (the “SEC”) later today a Current Report on Form 8-K confirming the completion of its acquisition of Broadcom Corporation and which will include audited consolidated financial statements for Broadcom Corporation for its fiscal year ended December 31, 2015. Broadcom Corporation’s net revenue for its fourth quarter of fiscal year 2015 was $2,053 million and its net revenue for its fiscal year ended December 31, 2015 was $8,394 million.

About Broadcom Limited

Broadcom Limited (NASDAQ: AVGO) is a leading designer, developer and global supplier of a broad range of analog and digital semiconductor connectivity solutions. Broadcom Limited’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include: data center networking, home connectivity, broadband access, telecommunications equipment, smartphones and base stations, data center servers and storage, factory automation, power generation and alternative energy systems, and displays.

Forward-Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Broadcom Limited’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Broadcom Limited, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Such statements are qualified in their entirety by cautionary statements and risk factor disclosure contained in filings made by Avago Technologies Limited and Broadcom Corporation with the SEC, as well as the registration statement on Form S-4 filed with the SEC by Pavonia Limited and Safari Cayman L.P., which was declared effective on September 25, 2015. The forward-looking statements in this document speak only as of date of this document. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

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Broadcom Limited Contact:

Ashish Saran

Investor Relations

408-433-8000

investor.relations@broadcom.com